Filed pursuant to Rule 497(e)
File Nos. 033-16439 and 811-05159

RS Investment Trust

Supplement to the Prospectus (Class A, C, K, Y shares) dated May 1, 2014

This Supplement provides new and additional information beyond that contained in the above-mentioned Prospectus and should be read in conjunction with such Prospectus.

Guardian Investor Services LLC (“GIS”) currently serves as principal underwriter and distributor of each Fund’s shares.

The section of the Prospectus titled “Distribution Arrangements and Rule 12b-1 Fees” is amended and restated in its entirety as follows:

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, each Fund makes payments to GIS with respect to its Class A, Class C, and Class K shares under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Class Y shares do not pay Rule 12b-1 fees. The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A shares, 1.00% on Class C shares, and 0.65% on Class K shares. Because Rule 12b-1 fees are paid out on an ongoing basis, they will increase the cost of your Class A, Class C, or Class K investment and may cost you more than paying other types of sales loads. For example, the higher Rule 12b-1 fees for Class C and Class K shares may cost you more over time than paying the initial sales load for Class A shares. All Class A, Class C, and Class K shareholders share in the expense of Rule 12b-1 fees; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

The Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services, including services described below under “Payments to Financial Intermediaries.” This reimbursement is in addition to payments under the Plan. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the Plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement.

During some periods, fees paid under the Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the Plan in future periods. Such payments will be allocated between GIS and RS Investments by mutual agreement.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

References to RS Funds Distributor, LLC (“RSFD”) in the Funds’ Prospectus are hereby replaced by GIS. It is anticipated that RSFD will replace GIS as principal underwriter and distributor of each Fund’s shares in mid-2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

May 1, 2014

REG14Q22

R14-1324